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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- NOV. 28, 2008

Fund                                                             Prospectus date           Form #
RiverSource Short Duration U.S. Government Fund                    July 30, 2008        S-6042-99 AE



Effective Nov. 17, 2008, the information following the second paragraph in the Investment Manager section has been revised to state:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

-   Managed the Fund since 2003.

-   Leader of the liquid assets sector team.

-   Joined RiverSource Investments in 2003.

- Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

-   Began investment career in 1988.

-   MBA, Marquette University.

Todd White, Portfolio Manager

-   Managed the Fund since 2008.

-   Leader of the structured assets sector team.

-   Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

-   Began investment career in 1986.

-   BS, Indiana University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

S-6042-4 A (11/08)